Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Zipcar Stock
Date of Purchase: 04/14/11
Underwriter From Whom Purchased: Goldman Sachs & Co.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $18.000
Aggregate % of Issue Purchased: 1.85%
 Commission, Spread or Profit:  $1.26
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Graphic Packaging Holding Company Stock
Date of Purchase: 04/15/11
Underwriter From Whom Purchased: Goldman Sachs & Co.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $4.750
Aggregate % of Issue Purchased: 2.08%
 Commission, Spread or Profit:  $0.21
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Wilshire Bancorp Inc. Stock
Date of Purchase: 05/12/11
Underwriter From Whom Purchased: Macquarie Capital
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $2.750
Aggregate % of Issue Purchased: 2.63%
 Commission, Spread or Profit:  $0.14
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Fusion-io, Inc. Stock
Date of Purchase: 06/08/11
Underwriter From Whom Purchased: Morgan Stanley
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $19.000
Aggregate % of Issue Purchased: 2.43%
 Commission, Spread or Profit:  $1.33
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Pandora Media, Inc. Stock
Date of Purchase: 06/14/11
Underwriter From Whom Purchased: Morgan Stanley
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $16.000
Aggregate % of Issue Purchased: 0.73%
 Commission, Spread or Profit:  $1.12
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Wesfarmers Ltd Notes
Date of Purchase: 05/09/11
Underwriter From Whom Purchased: Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ Securities
 Purchase Price:  $100.000
Aggregate % of Issue Purchased: 1.64%
 Commission, Spread or Profit:  0.35%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Alpha Natural Resources Inc. Notes
Date of Purchase: 05/18/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price:  $100.000
Aggregate % of Issue Purchased: 0.25%
 Commission, Spread or Profit:  2.13%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Barrick North America Finance LLC Notes
Date of Purchase: 05/24/11
Underwriter From Whom Purchased: RBC Capital
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.936
Aggregate % of Issue Purchased: 1.85%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: FISERV Notes
Date of Purchase: 06/06/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ Securities
 Purchase Price:  $99.940
Aggregate % of Issue Purchased: 2.50%
 Commission, Spread or Profit:  0.60%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: ABB Treasury Center Notes
Date of Purchase: 06/14/11
Underwriter From Whom Purchased: Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.368
Aggregate % of Issue Purchased: 2.50%
 Commission, Spread or Profit:  0.35%
Fair & Reasonable (Y/N) (1):  Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.